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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



               Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                               September 30, 1996
                Date of Report (Date of earliest event reported)





                                 SUPERGEN, INC.
             (Exact name of registrant as specified in its charter)


       California                    0-27628                   94-3132190
    ---------------               ----------------           --------------
(State or other jurisdiction       (Commission File         (I.R.S. Employer
        of  incorporation)             Number)               Identification No.)



                               6450 Hollis Street
                              Emeryville, CA  94608
                    (Address of principal executive offices)

                                 (510) 655-1075
              (Registrant's telephone number, including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION ASSETS.

          On September 30, 1996, SuperGen, Inc., a California corporation (the "Registrant" or "SuperGen") and Warner-Lambert Company, a Delaware corporation ("W-L"), entered into a Purchase and Sale Agreement (the "Agreement") whereby W-L agreed to sell and Registrant agreed to purchase exclusive rights to the anticancer drug Pentostatin (the "Drug") from W-L for the United States, Canada and Mexico. Certain assets pertaining to the Drug also acquired by the Registrant include all of W-L's unpurified crude concentrate form of the Drug (the "Bulk Active Ingredient"), the trademarks, patents and data relating to the manufacture of the Drug (the "Intellectual Property"), W-L's Pentostatin inventory covered in the Agreement (the "Inventory"), the New Drug Application relating to the Drug (including the Orphan Drug Designation) (the "NDA"), the Canadian New Drug Submission (the "NDS") and W-L's contract customers for the Drug (the "Customer List"). Pursuant to the Agreement, Registrant paid consideration of $2,073,000 in cash and $1,000,000 in unregistered restricted common stock of SuperGen on the date of the Agreement. Furthermore, Registrant agreed to pay an additional $500,000 in cash upon the earlier of (i) the date of FDA Approval (permitting Registrant to purify the Drug from the Bulk Active Ingredient at manufacturing facilities designated by Registrant ), or (ii) 15 months from the Agreement date. The amount of the cash payment was based in part upon the quantity of W-L's Inventory of the Drug acquired on the Agreement date.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          The following financial statements and exhibits are filed as part of this report, where indicated.

     (a)  Exhibits in accordance with Item 601 of Regulation S-K:

          Exhibits.
          --------

          2.1 Purchase and Sale Agreement, dated as of September 30, 1996, between SuperGen, Inc., a California corporation, and Warner-Lambert Company, a Delaware corporation.

          99   Press Release issued October 1, 1996, by SuperGen, Inc.

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SUPERGEN, INC.



Dated:    October 14, 1996                   By: /s/ Henry C. Settle, Jr.
                                                -------------------------------
                                                Henry C. Settle, Jr.
                                                Chief Financial Officer
                                                SuperGen, Inc.


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                                INDEX TO EXHIBITS


                                                                  SEQUENTIALLY
  EXHIBIT                                                           NUMBERED
   NUMBER                         DESCRIPTION                         PAGE

    2.1       Purchase and Sale Agreement, dated as of September
              30, 1996, between SuperGen, Inc., a California corporation, and Warner-Lambert Company, a Delaware corporation.


    99        Press Release issued October 1, 1996, by SuperGen,
              Inc.